Exhibit 99.1
Synchronoss Technologies, Inc. Unaudited Condensed Consolidated
Pro Forma Financial Information

On October 31, 2023 Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) announced the sale of its Messaging and NetworkX businesses to Lumine Group Inc. (“Lumine Group” or “Lumine”) for total consideration of up to $41.8 million.

The following unaudited condensed consolidated pro forma statements of operations for the six months ended June 30, 2023 and the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020 reflect the results of operations as if the sale by the Company of its Messaging and NetworkX businesses had occurred on June 30, 2023, which was the most recent quarterly reporting. The unaudited condensed consolidated pro forma balance sheet as of June 30, 2023 assumes that the sale of its Messaging and NetworkX businesses occurred as of June 30, 2023. The unaudited condensed consolidated pro forma financial information should be read together with the Company’s historical consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in its annual report on Form 10-K for the fiscal year ended December 31, 2022, and in its quarterly report on Form 10-Q for the six months ended June 30, 2023.

The unaudited condensed consolidated pro forma financial information is presented based on information currently available, is intended for informational purposes, is not intended to represent what the Company’s consolidated statements of operations and balance sheet actually would have been had the sale of its Messaging and NetworkX businesses occurred on the date indicated above and do not reflect all actions that may be undertaken by the Company after the sale of its Messaging and NetworkX businesses. In addition, the unaudited condensed consolidated pro forma financial information is not necessarily indicative of the Company’s results of operations and financial position for any future period.

The “Historical SNCR (as reported)” column in the unaudited condensed consolidated pro forma financial information reflects the Company’s historical consolidated financial information for the periods presented and does not reflect any adjustments related to the sale of its Messaging and NetworkX businesses and related transactions.

The information in the “Discontinued Operations” column in the unaudited condensed consolidated pro forma statements of operations was derived from the Company’s consolidated financial information and related accounting records for the six months ended June 30, 2023 and the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, and reflects the operating results of, and costs to separate the Messaging and NetworkX businesses. The information in the “Discontinued Operations” column in the unaudited condensed consolidated pro forma balance sheet was derived from the Company’s consolidated financial information and the related accounting records as of June 30, 2023, adjusted to include certain assets and liabilities that will be transferred to Messaging and NetworkX businesses pursuant to the Asset Purchase Agreement, and exclude certain liabilities related to Messaging and NetworkX businesses that will be retained by the Company in connection with the sale of its Messaging and NetworkX businesses. Discontinued Operations does not reflect what Messaging and NetworkX businesses’ results of operations would have been on a stand-alone basis, and are not necessarily indicative of future results of operations. Beginning in the fourth quarter of fiscal 2023, Messaging and NetworkX businesses’ historical financial results for periods prior to the sale will be reflected in the Company’s consolidated financial statements as discontinued operations.

The “Pro Forma SNCR” column is not necessarily indicative of future results, nor does it reflect what the Company’s financial position and results of operations would have been as an independent public company during the periods presented.

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
AS OF JUNE 30, 2023
(Unaudited) (In thousands)

	Historical SNCR (as reported)	Discontinued Operations	Pro Forma SNCR
ASSETS
Current assets:
Cash and cash equivalents	$19,329	$3,987	$15,342
Accounts receivable, net	39,841	10,686	29,155
Prepaid & other current assets	38,628	5,540	33,088
Total current assets	97,798	20,213	77,585
Non-current assets:
Property and equipment, net	4,384	142	4,242
Operating lease right-of-use assets	17,529	604	16,925
Goodwill	212,125	36,904	175,221
Intangible assets, net	44,087	21,655	22,432
Loan receivable	4,834	—	4,834
Other assets, non-current	3,372	16	3,356
Total non-current assets	286,331	59,321	227,010
Total assets	$384,129	$79,534	$304,595
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,780	$5,378	$6,402
Accrued expenses	51,470	8,849	42,621
Deferred revenues, current	19,696	19,151	545
Total current liabilities	82,946	33,378	49,568
Long-term debt, net of debt issuance costs	135,379	—	135,379
Deferred tax liabilities	477	—	477
Deferred revenues, non-current	3,950	3,950	—
Leases, non-current	26,806	333	26,473
Other non-current liabilities	2,575	1,253	1,322
Total liabilities	252,133	38,914	213,219
Commitments and contingencies:
Series B Non-Convertible Perpetual Preferred Stock, $0.0001 par value; 150 and 150 shares authorized, 71 and 71 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	68,348	—	68,348
Redeemable noncontrolling interest	12,500	—	12,500
Stockholders’ equity:
Common stock, $0.0001 par value; 150,000 and 150,000 shares authorized, 93,522 and 90,853 shares issued; 93,522 and 90,853 shares outstanding at June 30, 2023 and December 31, 2022, respectively	9	—	9
Additional paid-in capital	486,579	54,901	431,678
Accumulated other comprehensive loss	(39,390)	(10,488)	(28,902)
Accumulated deficit	(396,050)	(3,793)	(392,257)
Total stockholders’ equity	51,148	40,620	10,528
Total liabilities and stockholders’ equity	$384,129	$79,534	$304,595

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2023
(Unaudited) (In thousands, except per share data)

	Historical SNCR (as reported)	Discontinued Operations	Pro Forma SNCR
Net revenues	$117,421	$34,417	$83,004
Costs and expenses:
Cost of revenues*	42,163	19,715	22,448
Research and development	29,778	3,760	26,018
Selling, general and administrative	38,184	4,962	33,222
Restructuring charges	366	3	363
Depreciation and amortization	14,459	6,463	7,996
Total costs and expenses	124,950	34,903	90,047
Loss from operations	(7,529)	(486)	(7,043)
Interest income	222	1	221
Interest expense	(6,915)	—	(6,915)
Other income (expense), net	(3,385)	(142)	(3,243)
Loss from operations, before taxes	(17,607)	(627)	(16,980)
Provision for income taxes	(1,842)	(1,015)	(827)
Net loss	(19,449)	(1,642)	(17,807)
Net income attributable to redeemable noncontrolling interests	28	—	28
Preferred stock dividend	(4,949)	—	(4,949)
Net loss attributable to Synchronoss	$(24,370)	$(1,642)	$(22,728)

Earnings (loss) per share:
Basic	$(0.28)		$(0.26)
Diluted	$(0.28)		$(0.26)
Weighted-average common shares outstanding:
Basic	86,644		86,644
Diluted	86,644		86,644
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1    Cost of revenues excludes depreciation and amortization which are shown separately.

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022
(Unaudited) (In thousands, except per share data)

	Historical SNCR (as reported)	Discontinued Operations	Pro Forma SNCR
Net revenues	$252,628	$78,872	$173,756
Costs and expenses:
Cost of revenues*	91,702	45,097	46,605
Research and development	55,620	6,012	49,608
Selling, general and administrative	70,326	9,161	61,165
Restructuring charges	1,905	368	1,537
Depreciation and amortization	31,753	16,997	14,756
Total costs and expenses	251,306	77,635	173,671
Income from operations	1,322	1,237	85
Interest income	465	12	453
Interest expense	(13,640)	(1)	(13,639)
Gain on divestiture	2,549	—	2,549
Other income (expense), net	3,447	(106)	3,553
(Loss) income from operations, before taxes	(5,857)	1,142	(6,999)
(Provision) benefit for income taxes	(1,859)	(1,918)	59
Net loss	(7,716)	(776)	(6,940)
Net loss attributable to redeemable noncontrolling interests	(200)	—	(200)
Preferred stock dividend	(9,552)	—	(9,552)
Net loss attributable to Synchronoss	$(17,468)	$(776)	$(16,692)

Earnings (loss) per share:
Basic	$(0.20)		$(0.19)
Diluted	$(0.20)		$(0.19)
Weighted-average common shares outstanding:
Basic	86,232		86,232
Diluted	86,232		86,232
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1    Cost of revenues excludes depreciation and amortization which are shown separately.

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021
(Unaudited) (In thousands, except per share data)

	Historical SNCR (as reported)	Discontinued Operations	Pro Forma SNCR
Net revenues	$280,615	$91,273	$189,342
Costs and expenses:
Cost of revenues*	109,050	48,890	60,160
Research and development	64,337	4,526	59,811
Selling, general and administrative	84,991	10,772	74,219
Restructuring charges	5,189	1,505	3,684
Depreciation and amortization	36,065	18,834	17,231
Total costs and expenses	299,632	84,527	215,105
(Loss) income from operations	(19,017)	6,746	(25,763)
Interest income	39	1	38
Interest expense	(6,420)	(9)	(6,411)
Other income (expense), net	(4,877)	39	(4,916)
(Loss) income from operations, before taxes	(30,275)	6,777	(37,052)
Benefit (provision) for income taxes	7,177	(1,610)	8,787
Net (loss) income	(23,098)	5,167	(28,265)
Net income attributable to redeemable noncontrolling interests	156	—	156
Preferred stock dividend	(35,509)	—	(35,509)
Net (loss) income attributable to Synchronoss	$(58,451)	$5,167	$(63,618)

Earnings (loss) per share:
Basic	$(0.90)		$(0.98)
Diluted	$(0.90)		$(0.98)
Weighted-average common shares outstanding:
Basic	64,734		64,734
Diluted	64,734		64,734
_________________________________
1    Cost of revenues excludes depreciation and amortization which are shown separately.

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020
(Unaudited) (In thousands, except per share data)

	Historical SNCR (as reported)	Discontinued Operations	Pro Forma SNCR
Net revenues	$291,670	$107,058	$184,612
Costs and expenses:
Cost of revenues*	121,817	63,820	57,997
Research and development	77,043	14,846	62,197
Selling, general and administrative	89,292	17,342	71,950
Restructuring charges	7,955	1,006	6,949
Depreciation and amortization	43,685	18,010	25,675
Total costs and expenses	339,792	115,024	224,768
Loss from operations	(48,122)	(7,966)	(40,156)
Interest income	1,597	—	1,597
Interest expense	(476)	—	(476)
Other income (expense), net	9,535	667	8,868
Loss from operations, before taxes	(37,466)	(7,299)	(30,167)
Benefit (provision) for income taxes	27,108	(2,189)	29,297
Net loss	(10,358)	(9,488)	(870)
Net loss attributable to redeemable noncontrolling interests	(344)	—	(344)
Preferred stock dividend	(37,981)	—	(37,981)
Net loss attributable to Synchronoss	$(48,683)	$(9,488)	$(39,195)

Earnings (loss) per share:
Basic	$(1.16)		$(0.93)
Diluted	$(1.16)		$(0.93)
Weighted-average common shares outstanding:
Basic	41,950		41,950
Diluted	41,950		41,950
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1    Cost of revenues excludes depreciation and amortization which are shown separately.